                                                                    Exhibit 99.2

                                                                        Monthly Operating Report
---------------------------------------------
CASE  NAME:  KITTY HAWK AIRCARGO, INC.                                       ACCRUAL BASIS
---------------------------------------------
---------------------------------------------
CASE  NUMBER:  400-42142-BJH-11                                          02/13/95, RWD, 2/96
---------------------------------------------
 JUDGE:  BARBARA J. HOUSER
---------------------------------------------

                       UNITED  STATES  BANKRUPTCY  COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                          MONTHLY  OPERATING  REPORT


                         MONTH  ENDING:  JUNE 30, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE
UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING
REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING
ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT
AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS
BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

 RESPONSIBLE  PARTY:
 /s/ Drew Keith                                                                              CHIEF FINANCIAL OFFICER
-----------------------------------------------------                           ----------------------------------------------------
 ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY                                                         TITLE

 DREW KEITH                                                                                         7/27/01
-----------------------------------------------------                           ----------------------------------------------------
 PRINTED NAME OF RESPONSIBLE PARTY                                                                    DATE

 PREPARER:

 /s/ Kevin K. Craig                                                                        CONTROLLER, KITTY HAWK INC.
-----------------------------------------------------                           ----------------------------------------------------
 ORIGINAL  SIGNATURE  OF  PREPARER                                                                    TITLE

 KEVIN K. CRAIG                                                                                      7/27/01
-----------------------------------------------------                           ----------------------------------------------------
 PRINTED NAME OF PREPARER                                                                             DATE



                                                                                Monthly Operating Report
-------------------------------------------
CASE NAME:  KITTY HAWK AIRCARGO, INC.                                               ACCRUAL BASIS-1
-------------------------------------------
-------------------------------------------
CASE  NUMBER:  400-42142-BJH-11                                                    02/13/95, RWD, 2/96
-------------------------------------------

COMPARATIVE  BALANCE  SHEET

                                                    SCHEDULE           MONTH              MONTH              MONTH
                                                               ---------------------------------------------------------
ASSETS                                               AMOUNT         APRIL, 2001         MAY, 2001          JUNE, 2001
------------------------------------------------------------------------------------------------------------------------
    1.  UNRESTRICTED  CASH                         $     16,904     $      22,224      $      20,702       $      20,721
------------------------------------------------------------------------------------------------------------------------
    2.  RESTRICTED  CASH                           $          0     $           0      $           0       $           0
------------------------------------------------------------------------------------------------------------------------
    3.  TOTAL  CASH                                $     16,904     $      22,224      $      20,702       $      20,721
------------------------------------------------------------------------------------------------------------------------
    4.  ACCOUNTS  RECEIVABLE  (NET)                $ 29,303,045     $  13,687,878      $  16,859,404       $  14,682,234
------------------------------------------------------------------------------------------------------------------------
    5.  INVENTORY                                  $  1,508,508     $   2,165,645      $   2,308,971       $   2,561,847
------------------------------------------------------------------------------------------------------------------------
    6.  NOTES  RECEIVABLE                          $          0     $           0      $           0       $           0
------------------------------------------------------------------------------------------------------------------------
    7.  PREPAID  EXPENSES                          $  2,294,717     $   8,030,768      $   6,885,889       $  11,001,475
------------------------------------------------------------------------------------------------------------------------
    8.  OTHER  (ATTACH  LIST)                      $111,256,463      ($29,310,846)      ($28,690,011)       ($25,578,112)
------------------------------------------------------------------------------------------------------------------------
    9.  TOTAL  CURRENT  ASSETS                     $144,379,636       ($5,404,331)       ($2,615,045)      $   2,688,165
------------------------------------------------------------------------------------------------------------------------
   10.  PROPERTY,  PLANT  &  EQUIPMENT             $166,772,560     $ 206,224,597      $ 206,308,302       $ 201,943,230
------------------------------------------------------------------------------------------------------------------------
   11.  LESS:  ACCUMULATED
        DEPRECIATION / DEPLETION                   $          0     $  57,205,048      $  59,334,902       $  60,226,376
------------------------------------------------------------------------------------------------------------------------
   12.  NET  PROPERTY,  PLANT  &
        EQUIPMENT                                  $166,772,560     $ 149,019,549      $ 146,973,400       $ 141,716,854
------------------------------------------------------------------------------------------------------------------------
   13.  DUE FROM INSIDERS
------------------------------------------------------------------------------------------------------------------------
   14.  OTHER  ASSETS  -  NET  OF
        AMORTIZATION  (ATTACH  LIST)               $          0     $   2,321,000      $   2,320,955       $   2,320,955
------------------------------------------------------------------------------------------------------------------------
   15.  OTHER (ATTACH LIST)                        $          0
------------------------------------------------------------------------------------------------------------------------
   16.  TOTAL ASSETS                               $311,152,196     $ 145,936,218      $ 146,679,310       $ 146,725,974
------------------------------------------------------------------------------------------------------------------------
POSTPETITION  LIABILITIES
------------------------------------------------------------------------------------------------------------------------
   17.  ACCOUNTS  PAYABLE                                           $   1,270,565      $   1,005,279       $   2,831,451
------------------------------------------------------------------------------------------------------------------------
   18.  TAXES  PAYABLE                                              $      26,000      $      29,000       $      31,000
------------------------------------------------------------------------------------------------------------------------
   19.  NOTES  PAYABLE                                              $           0      $           0       $           0
------------------------------------------------------------------------------------------------------------------------
   20.  PROFESSIONAL  FEES                                          $           0      $           0       $           0
------------------------------------------------------------------------------------------------------------------------
   21.  SECURED  DEBT                                               $   7,758,945      $   7,614,525       $   7,470,882
------------------------------------------------------------------------------------------------------------------------
   22.  OTHER  (ATTACH  LIST)                                       $   2,439,660      $   3,956,873       $   4,727,971
------------------------------------------------------------------------------------------------------------------------
   23.  TOTAL  POSTPETITION
        LIABILITIES                                                 $  11,495,170      $  12,605,677       $  15,061,304
------------------------------------------------------------------------------------------------------------------------
PREPETITION  LIABILITIES
------------------------------------------------------------------------------------------------------------------------
   24.  SECURED  DEBT                                               $  24,850,000      $  24,850,000       $  22,600,000
------------------------------------------------------------------------------------------------------------------------
   25.  PRIORITY  DEBT                             $  2,177,962     $           0      $           0       $           0
------------------------------------------------------------------------------------------------------------------------
   26.  UNSECURED  DEBT                            $184,252,878     $  30,274,523      $  30,401,069       $  30,399,591
------------------------------------------------------------------------------------------------------------------------
   27.  OTHER (ATTACH LIST)                        $          0     $  19,986,455      $  19,841,174       $  19,819,283
------------------------------------------------------------------------------------------------------------------------
   28.  TOTAL  PREPETITION  LIABILITIES            $186,430,840     $  75,110,978      $  75,092,243       $  72,818,874
------------------------------------------------------------------------------------------------------------------------
   29.  TOTAL LIABILITIES                          $186,430,840     $  86,606,148      $  87,697,920       $  87,880,178
------------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------------
   30.  PREPETITION  OWNERS'  EQUITY                                $  69,645,449      $  69,645,449       $  69,645,449
------------------------------------------------------------------------------------------------------------------------
   31.  POSTPETITION  CUMULATIVE
        PROFIT  OR  (LOSS)                                           ($10,315,379)      ($10,664,059)       ($10,799,653)
------------------------------------------------------------------------------------------------------------------------
   32.  DIRECT  CHARGES  TO  EQUITY
        (ATTACH  EXPLANATION)                                       $           0      $           0
------------------------------------------------------------------------------------------------------------------------
   33.  TOTAL  EQUITY                              $          0     $  59,330,070      $  58,981,390       $  58,845,796
------------------------------------------------------------------------------------------------------------------------
   34.  TOTAL  LIABILITIES  &
        OWNERS'  EQUITY                            $186,430,840     $ 145,936,218      $ 146,679,310       $ 146,725,974
------------------------------------------------------------------------------------------------------------------------
                                                                    $           0      $           0       $           0
------------------------------------------------------------------------------------------------------------------------


                                                                                Monthly Operating Report
----------------------------------------
CASE NAME:  KITTY HAWK AIRCARGO, INC.                                               ACCRUAL BASIS-2
----------------------------------------
----------------------------------------
CASE  NUMBER:  400-42142-BJH-11                                                   02/13/95, RWD, 2/96
----------------------------------------

INCOME STATEMENT

                                                            MONTH              MONTH             MONTH               QUARTER
                                                        --------------------------------------------------
REVENUES                                                 APRIL, 2001         MAY, 2001        JUNE, 2001              TOTAL
--------------------------------------------------------------------------------------------------------------------------------
      1.  GROSS  REVENUES                                 $  9,306,801       $ 10,184,337     $ 10,201,218         $  29,692,356
--------------------------------------------------------------------------------------------------------------------------------
      2.  LESS:  RETURNS & DISCOUNTS                      $          0       $          0     $          0         $           0
--------------------------------------------------------------------------------------------------------------------------------
      3.  NET  REVENUE                                    $  9,306,801       $ 10,184,337     $ 10,201,218         $  29,692,356
--------------------------------------------------------------------------------------------------------------------------------
COST  OF  GOODS  SOLD
--------------------------------------------------------------------------------------------------------------------------------
      4.  MATERIAL                                        $          0       $          0     $          0         $           0
--------------------------------------------------------------------------------------------------------------------------------
      5.  TOTAL  CASH                                     $          0       $          0     $          0         $           0
--------------------------------------------------------------------------------------------------------------------------------
      6.  DIRECT  OVERHEAD                                $          0       $          0     $          0         $           0
--------------------------------------------------------------------------------------------------------------------------------
      7.  TOTAL  COST  OF  GOODS  SOLD                    $          0       $          0     $          0         $           0
--------------------------------------------------------------------------------------------------------------------------------
      8.  GROSS  PROFIT                                   $  9,306,801       $ 10,184,337     $ 10,201,218         $  29,692,356
--------------------------------------------------------------------------------------------------------------------------------
OPERATING  EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
      9.  OFFICER / INSIDER  COMPENSATION                 $     58,334       $     58,334     $     58,334         $     175,002
--------------------------------------------------------------------------------------------------------------------------------
     10.  SELLING  &  MARKETING                           $          0       $          0     $          0         $           0
--------------------------------------------------------------------------------------------------------------------------------
     11.  GENERAL & ADMINISTRATIVE                        $    589,372       $    623,286     $    571,340         $   1,783,998
--------------------------------------------------------------------------------------------------------------------------------
     12.  RENT  &  LEASE                                  $  2,228,871       $  2,233,123     $  2,224,727         $   6,686,721
--------------------------------------------------------------------------------------------------------------------------------
     13.  OTHER (ATTACH LIST)                             $ 10,628,559       $ 10,862,970     $ 10,479,561         $  31,971,090
--------------------------------------------------------------------------------------------------------------------------------
     14.  TOTAL  OPERATING  EXPENSES                      $ 13,505,136       $ 13,777,713     $ 13,333,962         $  40,616,811
--------------------------------------------------------------------------------------------------------------------------------
     15.  INCOME  BEFORE  NON-OPERATING
          INCOME & EXPENSE                                 ($4,198,335)       ($3,593,376)     ($3,132,744)         ($10,924,455)
--------------------------------------------------------------------------------------------------------------------------------
OTHER  INCOME  &  EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
     16.  NON-OPERATING INCOME (ATT.  LIST)                   ($10,310)           ($8,795)             ($7)             ($19,112)
--------------------------------------------------------------------------------------------------------------------------------
     17.  NON-OPERATING EXPENSE (ATT.  LIST)              $          0       $          0     $          0         $           0
--------------------------------------------------------------------------------------------------------------------------------
     18.  INTEREST  EXPENSE                               $    288,049       $    310,983     $    236,757         $     835,789
--------------------------------------------------------------------------------------------------------------------------------
     19.  DEPRECIATION / DEPLETION                        $    111,534       $    109,182     $    100,182         $     320,898
--------------------------------------------------------------------------------------------------------------------------------
     20.  AMORTIZATION                                    $          0       $          0     $          0         $           0
--------------------------------------------------------------------------------------------------------------------------------
     21.  OTHER (ATTACH LIST)                              ($4,225,399)       ($3,423,613)     ($3,243,935)         ($10,892,947)
--------------------------------------------------------------------------------------------------------------------------------
     22.  NET  OTHER INCOME & EXPENSES                     ($3,836,126)       ($3,012,243)     ($2,907,003)          ($9,755,372)
--------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
     23.  PROFESSIONAL  FEES                              $          0       $          0     $          0         $           0
--------------------------------------------------------------------------------------------------------------------------------
     24.  U.S.  TRUSTEE  FEES                             $          0       $          0     $        250         $         250
--------------------------------------------------------------------------------------------------------------------------------
     25.  OTHER (ATTACH LIST)                             $          0       $          0     $          0         $           0
--------------------------------------------------------------------------------------------------------------------------------
     26.  TOTAL  REORGANIZATION  EXPENSES                 $          0       $          0     $        250         $         250
--------------------------------------------------------------------------------------------------------------------------------
     27.  INCOME  TAX                                        ($144,883)         ($232,453)        ($90,396)            ($467,732)
--------------------------------------------------------------------------------------------------------------------------------
     28.  NET  PROFIT  (LOSS)                                ($217,326)         ($348,680)       ($135,595)            ($701,601)
--------------------------------------------------------------------------------------------------------------------------------
                                                          $          0       $          0     $          0
--------------------------------------------------------------------------------------------------------------------------------


                                                                                        Monthly Operating Report
----------------------------------------------
CASE NAME:  KITTY HAWK AIRCARGO, INC.                                                      ACCRUAL BASIS-3
----------------------------------------------
----------------------------------------------
CASE  NUMBER:  400-42142-BJH-11                                                          02/13/95, RWD, 2/96
----------------------------------------------


CASH  RECEIPTS  AND                                      MONTH                MONTH               MONTH                QUARTER
                                                   ----------------------------------------------------------
DISBURSEMENTS                                         APRIL, 2001           MAY, 2001           JUNE, 2001              TOTAL
---------------------------------------------------------------------------------------------------------------------------------
    1.  CASH - BEGINNING  OF  MONTH                    $      21,824         $     22,224       $      20,702       $      21,824
---------------------------------------------------------------------------------------------------------------------------------
RECEIPTS  FROM  OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
    2.  CASH  SALES                                    $           0         $          0       $           0       $           0
---------------------------------------------------------------------------------------------------------------------------------
COLLECTION  OF  ACCOUNTS  RECEIVABLE
---------------------------------------------------------------------------------------------------------------------------------
    3.  PREPETITION                                    $           0         $          0       $           0       $           0
---------------------------------------------------------------------------------------------------------------------------------
    4.  TOTAL  CASH                                    $  14,878,699         $  9,011,438       $  14,401,460       $  38,291,597
---------------------------------------------------------------------------------------------------------------------------------
    5.  TOTAL  OPERATING  RECEIPTS                     $  14,878,699         $  9,011,438       $  14,401,460       $  38,291,597
---------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
---------------------------------------------------------------------------------------------------------------------------------
    6.  LOANS  &  ADVANCES  (ATTACH  LIST)             $           0         $          0       $           0       $           0
---------------------------------------------------------------------------------------------------------------------------------
    7.  SALE  OF  ASSETS                               $           0         $          0       $           0       $           0
---------------------------------------------------------------------------------------------------------------------------------
    8.  OTHER  (ATTACH  LIST)                           ($14,878,299)         ($9,012,960)       ($14,401,441)       ($38,292,700)
---------------------------------------------------------------------------------------------------------------------------------
    9.  TOTAL  NON-OPERATING  RECEIPTS                  ($14,878,299)         ($9,012,960)       ($14,401,441)       ($38,292,700)
---------------------------------------------------------------------------------------------------------------------------------
   10.  TOTAL  RECEIPTS                                $         400              ($1,522)      $          19             ($1,103)
---------------------------------------------------------------------------------------------------------------------------------
   11.  TOTAL  CASH  AVAILABLE                         $      22,224         $     20,702       $      20,721       $      20,721
---------------------------------------------------------------------------------------------------------------------------------
OPERATING  DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------------------
   12.  NET  PAYROLL                                   $           0         $          0       $           0       $           0
---------------------------------------------------------------------------------------------------------------------------------
   13.  PAYROLL TAXES PAID                             $           0         $          0       $           0       $           0
---------------------------------------------------------------------------------------------------------------------------------
   14.  SALES,  USE  &  OTHER  TAXES  PAID             $           0         $          0       $           0       $           0
---------------------------------------------------------------------------------------------------------------------------------
   15.  SECURED / RENTAL / LEASES                      $           0         $          0       $           0       $           0
---------------------------------------------------------------------------------------------------------------------------------
   16.  UTILITIES                                      $           0         $          0       $           0       $           0
---------------------------------------------------------------------------------------------------------------------------------
   17.  INSURANCE                                      $           0         $          0       $           0       $           0
---------------------------------------------------------------------------------------------------------------------------------
   18.  INVENTORY  PURCHASES                           $           0         $          0       $           0       $           0
---------------------------------------------------------------------------------------------------------------------------------
   19.  VEHICLE  EXPENSES                              $           0         $          0       $           0       $           0
---------------------------------------------------------------------------------------------------------------------------------
   20.  TRAVEL                                         $           0         $          0       $           0       $           0
---------------------------------------------------------------------------------------------------------------------------------
   21.  ENTERTAINMENT                                  $           0         $          0       $           0       $           0
---------------------------------------------------------------------------------------------------------------------------------
   22.  REPAIRS  &  MAINTENANCE                        $           0         $          0       $           0       $           0
---------------------------------------------------------------------------------------------------------------------------------
   23.  SUPPLIES                                       $           0         $          0       $           0       $           0
---------------------------------------------------------------------------------------------------------------------------------
   24.  ADVERTISING                                    $           0         $          0       $           0       $           0
---------------------------------------------------------------------------------------------------------------------------------
   25.  OTHER  (ATTACH  LIST)                          $           0         $          0       $           0       $           0
---------------------------------------------------------------------------------------------------------------------------------
   26.  TOTAL  OPERATING  DISBURSEMENTS                $           0         $          0       $           0       $           0
---------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
   27.  PROFESSIONAL  FEES                             $           0         $          0       $           0       $           0
---------------------------------------------------------------------------------------------------------------------------------
   28.  U.S.  TRUSTEE  FEES                            $           0         $          0       $           0       $           0
---------------------------------------------------------------------------------------------------------------------------------
   29.  OTHER  (ATTACH  LIST)                          $           0         $          0       $           0       $           0
---------------------------------------------------------------------------------------------------------------------------------
   30.  TOTAL  REORGANIZATION  EXPENSES                $           0         $          0       $           0       $           0
---------------------------------------------------------------------------------------------------------------------------------
   31.  TOTAL  DISBURSEMENTS                           $           0         $          0       $           0       $           0
---------------------------------------------------------------------------------------------------------------------------------
   32.  NET  CASH  FLOW                                $         400              ($1,522)      $          19             ($1,103)
---------------------------------------------------------------------------------------------------------------------------------
   33.  CASH - END OF MONTH                            $      22,224         $     20,702       $      20,721       $      20,721
---------------------------------------------------------------------------------------------------------------------------------


                                                                                Monthly Operating Report
-------------------------------------------
CASE NAME:  KITTY HAWK AIRCARGO, INC.                                              ACCRUAL BASIS-4
-------------------------------------------
-------------------------------------------
CASE  NUMBER:  400-42142-BJH-11                                                    02/13/95, RWD, 2/96
-------------------------------------------

                                                          SCHEDULE              MONTH              MONTH            MONTH
                                                                     -------------------------------------------------------
ACCOUNTS  RECEIVABLE  AGING                                AMOUNT              APRIL, 2001        MAY, 2001       JUNE, 2001
----------------------------------------------------------------------------------------------------------------------------
1.       0-30                                             $27,808,237          $ 8,754,678      $11,961,575      $11,059,535
----------------------------------------------------------------------------------------------------------------------------
2.       31-60                                            $   648,873          $ 1,089,515      $    15,147          ($5,703)
----------------------------------------------------------------------------------------------------------------------------
3.       61-90                                            $   923,454          $   440,908      $   751,865      $    10,399
----------------------------------------------------------------------------------------------------------------------------
4.       91+                                                 ($77,519)         $ 1,359,388      $ 2,065,253      $ 2,609,853
----------------------------------------------------------------------------------------------------------------------------
5.       TOTAL  ACCOUNTS  RECEIVABLE                      $29,303,045          $11,644,489      $14,793,840      $13,674,084
----------------------------------------------------------------------------------------------------------------------------
6.       TOTAL  CASH
----------------------------------------------------------------------------------------------------------------------------
7.       ACCOUNTS  RECEIVABLE  (NET)                      $29,303,045          $11,644,489      $14,793,840      $13,674,084
----------------------------------------------------------------------------------------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                                     MONTH:  JUNE, 2001
                                                                                   -----------------------------------------
                                                0-30            31-60              61-90               91+
TAXES  PAYABLE                                  DAYS             DAYS              DAYS               DAYS            TOTAL
---------------------------------------------------------------------------------------------------------------------------
     1.  FEDERAL                             $        0       $      0          $        0        $        0     $        0
---------------------------------------------------------------------------------------------------------------------------
     2.  STATE                               $   31,000       $      0          $        0        $        0     $   31,000
---------------------------------------------------------------------------------------------------------------------------
     3.  LOCAL                                                $      0          $        0        $        0     $        0
---------------------------------------------------------------------------------------------------------------------------
     4.  OTHER (ATTACH LIST)                                  $      0          $        0        $        0     $        0
---------------------------------------------------------------------------------------------------------------------------
     5.  TOTAL  TAXES  PAYABLE               $   31,000       $      0          $        0        $        0     $   31,000
---------------------------------------------------------------------------------------------------------------------------
     6.  ACCOUNTS  PAYABLE                   $2,352,596       $233,985            ($19,016)       $  263,886     $2,831,451
---------------------------------------------------------------------------------------------------------------------------

STATUS  OF  POSTPETITION  TAXES                                                     MONTH:   JUNE, 2001
                                                                                          ---------------------------------
                                                           BEGINNING          AMOUNT                             ENDING
                                                              TAX         WITHHELD AND/          AMOUNT            TAX
FEDERAL                                                   LIABILITY*       0R  ACCRUED            PAID          LIABILITY
---------------------------------------------------------------------------------------------------------------------------
     1.  WITHHOLDING**                                        $      0          $1,284,824        $1,284,824     $        0
---------------------------------------------------------------------------------------------------------------------------
     2.  FICA-EMPLOYEE**                                      $      0                                           $        0
---------------------------------------------------------------------------------------------------------------------------
     3.  FICA-EMPLOYER**                                      $      0                                           $        0
---------------------------------------------------------------------------------------------------------------------------
     4.  UNEMPLOYMENT                                         $      0                                           $        0
---------------------------------------------------------------------------------------------------------------------------
     5.  INCOME                                               $      0          $        0        $        0     $        0
---------------------------------------------------------------------------------------------------------------------------
     6.  OTHER (ATTACH LIST)                                  $      0                                           $        0
---------------------------------------------------------------------------------------------------------------------------
     7.  TOTAL  FEDERAL  TAXES                                $      0          $1,284,824        $1,284,824     $        0
---------------------------------------------------------------------------------------------------------------------------
STATE  AND  LOCAL
---------------------------------------------------------------------------------------------------------------------------
     8.  WITHHOLDING                                          $      0                                           $        0
---------------------------------------------------------------------------------------------------------------------------
     9.  SALES                                                $      0                                           $        0
---------------------------------------------------------------------------------------------------------------------------
    10.  EXCISE                                               $ 29,000          $   31,000        $   29,000     $   31,000
---------------------------------------------------------------------------------------------------------------------------
    11.  UNEMPLOYMENT                                         $      0                                           $        0
---------------------------------------------------------------------------------------------------------------------------
    12.  REAL  PROPERTY                                       $      0                                           $        0
---------------------------------------------------------------------------------------------------------------------------
    13.  PERSONAL  PROPERTY                                   $      0          $        0        $        0     $        0
---------------------------------------------------------------------------------------------------------------------------
    14.  OTHER (ATTACH LIST)                                  $      0                                           $        0
---------------------------------------------------------------------------------------------------------------------------
    15.  TOTAL  STATE  &  LOCAL                               $ 29,000          $   31,000        $   29,000     $   31,000
---------------------------------------------------------------------------------------------------------------------------
    16.  TOTAL  TAXES                                         $ 29,000          $1,315,824        $1,313,824     $   31,000
---------------------------------------------------------------------------------------------------------------------------
*   The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**  Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                                        Monthly Operating Report
-------------------------------------------
CASE NAME:  KITTY HAWK AIRCARGO, INC.                                        ACCRUAL BASIS-5
-------------------------------------------
-------------------------------------------
CASE  NUMBER:  400-42142-BJH-11                                            02/13/95, RWD, 2/96
-------------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

         TOTAL  CASH                                        MONTH:    JUNE, 2001
                                                                  ------------------------------
BANK  RECONCILIATIONS
                                                     Account #1        Account #2    Account #3
------------------------------------------------------------------------------------------------
A.           BANK:                               Bank One
------------------------------------------------------------------------------------------------
B.           ACCOUNT  NUMBER:                            100130152                                TOTAL
------------------------------------------------------------------------------------------------
C.           PURPOSE  (TYPE):                    Operating Account
-----------------------------------------------------------------------------------------------------------
1.       BALANCE  PER  BANK  STATEMENT                    $        0                                $     0
-----------------------------------------------------------------------------------------------------------
2.       ADD:  TOTAL  DEPOSITS  NOT  CREDITED             $        0                                $     0
-----------------------------------------------------------------------------------------------------------
3.       SUBTRACT:  OUTSTANDING  CHECKS                   $        0                                $     0
-----------------------------------------------------------------------------------------------------------
4.       OTHER  RECONCILING  ITEMS                        $       19                                $    19
-----------------------------------------------------------------------------------------------------------
5.       MONTH  END  BALANCE  PER  BOOKS                  $       19            $0            $0    $    19
-----------------------------------------------------------------------------------------------------------
6.       NUMBER  OF  LAST  CHECK  WRITTEN
-----------------------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS
-----------------------------------------------

                                                       DATE OF          TYPE OF       PURCHASE     CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER                       PURCHASE         INSTRUMENT      PRICE        VALUE
-----------------------------------------------------------------------------------------------------------
7.
-----------------------------------------------------------------------------------------------------------
8.
-----------------------------------------------------------------------------------------------------------
9.
-----------------------------------------------------------------------------------------------------------
10.
-----------------------------------------------------------------------------------------------------------
11.      TOTAL  INVESTMENTS                                                                   $0    $     0
-----------------------------------------------------------------------------------------------------------

CASH
-----------------------------------------------
12.      CURRENCY ON HAND                                                                           $20,702
-----------------------------------------------------------------------------------------------------------
13.      TOTAL  CASH  -  END  OF MONTH                                                              $20,721
-----------------------------------------------------------------------------------------------------------



                                                                               Monthly Operating Report
-----------------------------------------
CASE NAME:  KITTY HAWK AIRCARGO, INC.                                              ACCRUAL BASIS-6
-----------------------------------------
-----------------------------------------
CASE  NUMBER:  400-42142-BJH-11                                                   2/13/95, RWD, 2/96
-----------------------------------------
                                                                                   MONTH: JUNE, 2001

PAYMENTS TO INSIDERS AND PROFESSIONALS


OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS
(AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO
PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION
PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TOTAL CASH
TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                              INSIDERS
----------------------------------------------------------------------------------------------------
                                            TYPE  OF                 AMOUNT           TOTAL PAID
      NAME                                   PAYMENT                  PAID              TO DATE
----------------------------------------------------------------------------------------------------
1.    Clark Stevens                Salary                                 $31,667           $312,917
----------------------------------------------------------------------------------------------------
2.    Donny Scott                  Salary                                 $26,667           $251,667
----------------------------------------------------------------------------------------------------
3.    Susan Hawley                 Salary                                 $     0           $ 41,667
----------------------------------------------------------------------------------------------------
4.
----------------------------------------------------------------------------------------------------
5.
----------------------------------------------------------------------------------------------------
6.    TOTAL  PAYMENTS
      TO  INSIDERS                                                        $58,334           $606,251
----------------------------------------------------------------------------------------------------

                                                   PROFESSIONALS
-------------------------------------------------------------------------------------------------------------------
                                  DATE  OF  COURT                                                          TOTAL
                                ORDER  AUTHORIZING         AMOUNT          AMOUNT        TOTAL  PAID     INCURRED
              NAME                    PAYMENT             APPROVED          PAID          TO  DATE      & UNPAID *
-------------------------------------------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE# 400-42141-BJH-11
-------------------------------------------------------------------------------------------------------------------
2.
-------------------------------------------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------------------------------------------
6.   TOTAL  PAYMENTS
     TO  PROFESSIONALS                                             $0              $0               $0           $0
-------------------------------------------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS

                                                                   SCHEDULED           AMOUNTS
                                                                    MONTHLY             PAID               TOTAL
                                                                    PAYMENTS           DURING              UNPAID
                       NAME OF CREDITOR                               DUE               MONTH           POSTPETITION
-----------------------------------------------------------------------------------------------------------------------
  1.  PEGASUS                                                         $  403,000         $  403,000                  $0
-----------------------------------------------------------------------------------------------------------------------
  2.  TRANSAMERICA                                                    $  206,590         $  206,590                  $0
-----------------------------------------------------------------------------------------------------------------------
  3.  PROVIDENT                                                       $  125,000         $  125,000                  $0
-----------------------------------------------------------------------------------------------------------------------
  4.  COAST BUSINESS                                                  $  262,000         $  262,000                  $0
-----------------------------------------------------------------------------------------------------------------------
  5.  WELLS FARGO                                                     $2,250,000         $2,250,000                  $0
-----------------------------------------------------------------------------------------------------------------------
  6.  TOTAL                                                           $3,246,590         $3,246,590                  $0
-----------------------------------------------------------------------------------------------------------------------

                                                                                Monthly Operating Report
------------------------------------------
CASE NAME:  KITTY HAWK AIRCARGO, INC.                                               ACCRUAL  BASIS-7
------------------------------------------
------------------------------------------
CASE  NUMBER:  400-42142-BJH-11                                                    02/13/95, RWD, 2/96
------------------------------------------

                                                                        MONTH:  JUNE, 2001
                                                                               -----------------------------
QUESTIONNAIRE
                                                                           YES    NO
--------------------------------------------------------------------------------------
1.      HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE                   X
        THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?
--------------------------------------------------------------------------------------
2.      HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT                     X
        OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?
--------------------------------------------------------------------------------------
3.      TOTAL  CASH                                                               X
        LOANS) DUE  FROM RELATED PARTIES?
--------------------------------------------------------------------------------------
4.      HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES        X
        THIS REPORTING PERIOD?
--------------------------------------------------------------------------------------
5.      HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE                     X
        DEBTOR FROM ANY PARTY?
--------------------------------------------------------------------------------------
6.      ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                        X
--------------------------------------------------------------------------------------
7.      ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES                 X
        PAST  DUE?
--------------------------------------------------------------------------------------
8.      ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                   X
--------------------------------------------------------------------------------------
9.      ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                            X
--------------------------------------------------------------------------------------
10.     ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS                      X
        DELINQUENT?
--------------------------------------------------------------------------------------
11.     HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE                    X
        REPORTING PERIOD?
--------------------------------------------------------------------------------------
12.     ARE ANY WAGE PAYMENTS PAST DUE?                                           X
--------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

a)  4: Payments made to Flight Safety Boeing Training, in accordance with BR
       Court Order

INSURANCE

                                                                          YES  NO
--------------------------------------------------------------------------------------
1.      ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER            X
        NECESSARY INSURANCE COVERAGES IN EFFECT?
--------------------------------------------------------------------------------------
2.      ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                        X
--------------------------------------------------------------------------------------
3.      PLEASE  ITEMIZE  POLICIES  BELOW.
--------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


                    INSTALLMENT  PAYMENTS
--------------------------------------------------------------------------------------
          TYPE  OF                                             PAYMENT AMOUNT
           POLICY         CARRIER       PERIOD COVERED          & FREQUENCY
--------------------------------------------------------------------------------------
       SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK AIRCARGO, INC.

CASE NUMBER: 400-42142-BJH-11

Details of Other Items                                   JUNE, 2001


ACCRUAL BASIS-1

8.   OTHER (ATTACH LIST)                            $    (25,578,112) Reported
                                                    ----------------
        Intercompany Receivables                         (35,061,269)
        Deposits - State Street Bank (TA Air)              3,534,695
        Deposits - Landing & Parking                          79,000
        Deposits - Ventura Aerospace                          65,125
        Deposits - Rent                                      113,643
        Deposits - Misc                                      642,125
        A/C Held for Resale                                4,951,972
        Intangible - Mather                                   96,597
                                                    ----------------
        TOTAL  CASH                                      (25,578,112) Detail
                                                    ----------------
                                                                   -  Difference


14.  OTHER (ATTACH LIST)                            $      2,320,955
                                                    ----------------
        Deposits - Aircraft Leases                         2,320,955
        Intangible - ATAZ STC                                      0
                                                    ----------------
                                                           2,320,955  Detail
                                                    ----------------
                                                                   -  Difference


22.  OTHER (ATTACH LIST)                            $      4,727,971  Reported
                                                    ----------------
        Accrued A/P                                        3,225,126
        Deposit held for ATAZ sale                                 0
        Accrued Salaries & Wages                           1,091,351
        Accrued 401K & Misc PR Deductions                    251,856
        Accrued PR Taxes (FICA)                               78,579
        Accrued Fuel Exp                                   5,823,473
        Accrued Interest                                     601,217
        Accrued Maintenance Reserves                         857,651
        Accrued Fed Income Tax (Post)                     (7,201,282)
                                                    ----------------
                                                           4,727,971  Detail
                                                    ----------------
                                                                   -  Difference


27.  OTHER (ATTACH LIST)                            $     19,819,283  Reported
                                                    ----------------
        Accrued A/P                                        5,232,302
        Accrued Maintenance Reserves                      10,267,512
        Accrued Fed Income Tax (Pre)                       3,332,363
        Accrued Taxes - Other                                    444
        FINOVA Equip Accrued                                 314,662
        Pegasus Lease Incentive                              672,000
                                                    ----------------
                                                          19,819,283  Detail
                                                    ----------------
                                                                   -  Difference

CASE NAME: KITTY HAWK AIRCARGO, INC.

CASE NUMBER: 400-42142-BJH-11

Details of Other Items                                   JUNE, 2001


ACCRUAL BASIS-2

13.  OTHER (ATTACH LIST)                            $     10,479,561  Reported
                                                    ----------------
        Aircraft Expense                                   2,573,451
        Maintenance                                        2,994,077
        Fuel                                                 354,060
        Ops Wages                                          2,427,169
        Ops Wages-Grnd                                       346,528
        Ground Handling                                      595,949
        Other Operating Exp                                1,188,327
                                                    ----------------
                                                          10,479,561  Detail
                                                    ----------------
                                                                   -  Difference


16.  NON OPERATING INCOME (ATT. LIST)                            ($7) Reported
                                                    ----------------
        Non-Op Income                                             (7) Detail
                                                    ----------------
                                                                   -  Difference


17.  NON OPERATING EXPENSE (ATT. LIST)                            $0  Reported
                                                    ----------------
        Non-Op Expense                                             -  Detail
                                                    ----------------
                                                                   -  Difference


21.  OTHER (ATTACH LIST)                                 ($3,243,935) Reported
                                                    ----------------
        (Gain)/Loss on Sale of Assets                              -
        Credit for Allocation of A/C Costs
          to KH I/C                                       (3,243,935)
                                                    ----------------
                                                          (3,243,935) Detail
                                                    ----------------
                                                                   -  Difference



ACCRUAL BASIS-3

8.   OTHER (ATTACH LIST)                                 (14,401,441) Reported
                                                    ----------------
        Transfer to Inc - all money sweeps               (14,401,441) Detail
                                                    ----------------
          to KH Inc. Case #400-42141                               -  Difference
                                                    ----------------

====================================================================================================================================

     ---------------------------------------------------------------------------
        CASE NAME: KITTY HAWK AIRCARGO, INC.                                                    FOOTNOTES SUPPLEMENT
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
        CASE NUMBER: 400-42142-BJH-11                                                           ACCRUAL BASIS
     ---------------------------------------------------------------------------

                                                                         MONTH:                       JUNE, 2001
                                                                               ----------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------
        ACCRUAL BASIS FORM
             NUMBER             LINE NUMBER                                    FOOTNOTE /EXPLANATION
    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------
               3                     8       All cash received into the subsidiary cash account is swept
    -------------------------------------------------------------------------------------------------------------------------
                                               each night to Kitty Hawk, Inc. Master Account
    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------
               3                     31      All disbursements (either by wire transfer or check), including payroll, are
    -------------------------------------------------------------------------------------------------------------------------
                                               disbursed out of the Kitty Hawk, Inc. controlled disbursement
    -------------------------------------------------------------------------------------------------------------------------
                                               account.
    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------
               4                      6      All assessments of uncollectible accounts receivable are done
    -------------------------------------------------------------------------------------------------------------------------
                                               at Kitty Hawk, Inc. All reserves are recorded at Inc. and pushed
    -------------------------------------------------------------------------------------------------------------------------
                                               down to Inc.'s subsidiaries as deemed necessary.
    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------
               6                 Insiders     Payments to insiders include a portion of the Court approved retention
    -------------------------------------------------------------------------------------------------------------------------
                                               payments in the month of January.
    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------
               6               Notes/Leases  Republic aircraft N901RF & N902RF were returned to lessor 2/28/01, terminating
    -------------------------------------------------------------------------------------------------------------------------
                                               their lease commitments. TransAmerica aircraft N750US & N751US were
    -------------------------------------------------------------------------------------------------------------------------
                                               erroneously ommitted from previous filings.
    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------
               7                      3      All insurance policies are carried in the name of Kitty Hawk, Inc. and its
    -------------------------------------------------------------------------------------------------------------------------
                                               subsidiaries. Therefore, they are listed here accordingly.
    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------
               3                      3      The current general ledger system is not able to provide a detail of customer
    -------------------------------------------------------------------------------------------------------------------------
                                               cash receipts segregated by prepetition and post petition accounts receivable.
    -------------------------------------------------------------------------------------------------------------------------